Exhibit 10.1
                                                                    ------------


                         RESERVATION OF RIGHTS AGREEMENT


     This RESERVATION OF RIGHTS AGREEMENT (this "Agreement") dated as of June 23, 2005 (the "Effective Date") is hereby entered into between PAMC Management Corporation, a Colorado corporation ("PAMC") and Zond Pan Aero Windsystem Partners I, a California limited ("ZWP").

                               W I T N E S S E T H

     A. WHEREAS, PAMC and Southern California Edison ("SCE") have entered into that certain Reformed Standard Offer 1 As-Available Capacity and Energy Power Purchase dated June 23, 2005 (the "Power Purchase Agreement"), providing for the sale to SCE of capacity and associated energy generated by qualifying facilities at the site described in the Power Purchase Agreement (the "Operating Site"); and

     B. WHEREAS, in connection with the Power Purchase Agreement, PAMC and SCE have entered into that certain Interconnection Facilities Agreement dated June 23, 2005 (the "Interconnection Agreement") providing for the interconnection of the generating facilities located at the Operating Site to the SCE transmission system at the substation (the "Mesa Substation") located at the Operating Site.

     C. WHEREAS, PAMC, in entering into the Power Purchase Agreement and the Interconnection Agreement, acted on its own behalf and, as project manager, on behalf of unidentified other owners who, along with PAMC, are collectively referred to as the seller in Power Purchase Agreement and the Interconnection Agreement; and

     D. WHEREAS, pursuant to that certain Wind Park Easement Agreement dated as of September 7, 1984 (as amended, the "Wind Park Easement") by and between Mesa Wind Developers, a California joint venture ("MWD") and ZWP, ZWP has installed and operates wind turbine generators with a total nameplate rating of 19.5 megawatts ("MW") (the "Turbines") on a portion of the Operating Site and uses certain collection lines and related equipment and the Mesa Substation owned by MWD and located at the Operating Site; and

     E. WHEREAS, PAMC desires to reserve to ZWP as a seller under the Power Purchase Agreement and the Interconnection Agreement, and ZWP as a seller under the Power Purchase Agreement and the Interconnection Agreement desires to reserve from PAMC, a portion of the entitlement to sell to SCE capacity and associated energy under the Power Purchase Agreement, all on the terms and conditions of this Agreement; and

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1. Reservation of Rights.
                ---------------------

     (a) On and as of the Effective Date, ZWP shall be an owner and a seller under the Power Purchase Agreement and the Interconnection Agreement. On the terms and conditions set forth herein, as of the Effective Date, PAMC reserves to ZWP (i) a portion of the entitlement to sell capacity and associated energy under the Power Purchase Agreement aggregating 19.5 MW and (ii) a portion of the entitlement to reserve and use the interconnection facilities (the "Interconnection Facilities"), as described in the Interconnection Agreement to transmit such energy to SCE (collectively, the "Reserved Interest").
                                                -----------------

     (b) Each party agrees that the reservation of the Reserved Interest hereunder does not constitute an assignment of any of PAMC's rights, ownership interest, duties, responsibilities and obligations under the Power Purchase Agreement and Interconnection Agreement and is solely intended to memorialize the amount of capacity and associated energy that ZWP can deliver as an owner and seller under the Power Purchase Agreement and Interconnection Agreement. Notwithstanding any other terms or provisions contained in this Agreement, PAMC shall at all times remain liable under the Power Purchase Agreement and Interconnection Agreement to perform all of its duties and obligations under the Power Purchase Agreement and the Interconnection Agreement to the same extent as if this Agreement had not been executed.

     (c) Notwithstanding anything herein to the contrary, ZWP (i) shall comply with all terms and conditions of the Power Purchase Agreement and the Interconnection Agreement to the extent applicable to a seller and an owner thereunder and (ii) shall not take any action, nor refuse to take any action required to be taken by it as a seller under the Power Purchase Agreement or the Interconnection Agreement to permit compliance by PAMC as the counterparty to SCE under the Power Purchase Agreement and the Interconnection Agreement.

     Section 2. Purchase, Sale and Delivery Obligations
                ---------------------------------------

     (a) During the term of this Agreement, ZWP shall, through PAMC, as Project Manager (as defined in the Power Purchase Agreement), deliver to SCE all capacity and associated energy with respect to the Reserved Interest.

     (b) ZWP shall deliver the electric power from the Turbines to the Mesa Substation for delivery to the SCE transmission system pursuant to the Interconnection Agreement.

     Section 3. Disposition of Revenues and Expenses.
                ------------------------------------


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

     (a) All revenues and other payments received by PAMC from the sale of capacity and energy to SCE under the Power Purchase Agreement (collectively, the "Revenues") shall be held in trust for the benefit of ZWP and the other sellers under the Power Purchase Agreement. Each such seller shall be entitled to the portion of such Revenues equal to (i) the Revenues multiplied by (ii) a fraction
(A) the numerator of which shall equal the aggregate metered production of such seller's wind turbines during the period applicable to such Revenues and (B) the denominator of which shall equal the aggregate metered production of the wind turbines of all the sellers that delivered power to SCE under the Power Agreement during the period applicable to such Revenues. PAMC shall pay to ZWP the portion of the Revenues received with respect to any calendar month within thirty (30) days of the receipt of such Revenues from SCE.

     (b) All fees, expenses and costs incurred by PAMC under the Power Purchase Agreement and the Interconnection Agreement, including interconnection and maintenance costs any other costs incurred by PAMC under the Power Purchase Agreement and the Interconnection Agreement, shall be allocated among ZWP and the other sellers under the Power Purchase Agreement as follows: (i) the fees, expenses and costs multiplied by (ii) a fraction (A) the numerator of which shall equal the aggregate installed nameplate capacity of each such seller during the applicable period which such cost or expense is incurred and (B) the denominator of which shall equal the aggregate installed nameplate capacity of all the sellers that delivered power to SCE under the Power Purchase Agreement during the applicable period which such cost or expense is incurred. PAMC shall be permitted to reduce and withhold from any payment to ZWP set forth in Section 3(a) by the amount of any such costs and expenses allocated to ZWP pursuant to this Section 3(b).

     Section 4. Term. The term of this Agreement shall commence on
                ----
the date hereof and shall continue in effect until December 31, 2005, provided however that ZWP may terminate this Agreement upon thirty (30) days advance written notice to PAMC.

     Section 5. Representations, Warranties and disclaimers of PAMC.
                ---------------------------------------------------

     (a) PAMC represents and warrants to ZWP, as of the Effective Date, as follows:

     (i) PAMC has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and any and all other documents required or permitted to be executed or delivered by it in connection with this Agreement and to fulfill its obligations under, and to consummate the transactions contemplated by, this Agreement;

     (ii) this Agreement constitutes the legal, valid and binding obligations of PAMC enforceable against PAMC in accordance with its terms;

     (iii) the making and performance by PAMC of this Agreement and any other documents required or permitted to be executed or delivered by it in connection


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

with this Agreement do not and will not violate any law or regulation of the jurisdiction of its organization or any other law or regulation applicable to it, any provision of its charter or by laws (or comparable constituent documents), or any order of any court or regulatory body and will not result in the breach of, or constitute a default, or require any consent, under any agreement, instrument or document to which it is a party or by which it or any of its property may be bound or affected;

     (iv) all authorizations, consents, approvals, and licenses of, all filings or registrations with and all actions by any governmental authority necessary for the validity or enforceability of the obligations of PAMC under this Agreement have been obtained and no other approvals or other authorizations are required in connection herewith; and

     (b) Except as expressly provided in Section 5(a), PAMC makes no
                                         ------------
representation or warranty as to, and shall have no responsibility to ZWP for:

     (i) the due authorization, execution or deliver of the Power Purchase Agreement by SCE;

     (ii) the legality, validity, binding effect or enforceability of the Power Purchase Agreement or any of the terms, covenants or conditions contained therein;

     (iii) the performance or observance by SCE (at any time, whether prior to or after the Effective Date) of any of the provisions of the Power Purchase Agreement (or any of SCE's or such other person's or entity's other obligations in connection therewith);

     (iv) (except as otherwise expressly provided herein) any other matter relating to SCE or any other person, the Reserved Interest, or the Power Purchase Agreement.

     Section 6. Representations, Warranties, and Agreements of ZWP.
                --------------------------------------------------

     (a) ZWP hereby represents and warrants to PAMC, as of the Effective Date, that:

     (i) ZWP has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and any and all other documents required or permitted to be executed or delivered by it in connection with this Agreement and to fulfill its obligations under, and to consummate the transactions contemplated by, this Agreement;

     (ii) this Agreement constitutes the legal, valid and binding obligations of ZWP enforceable against ZWP in accordance with its terms;


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

     (iii) the making and performance by ZWP of this Agreement and any other documents required or permitted to be executed or delivered by it in connection with this agreement do not and will not violate any law or regulation applicable to it, any provision of its charter or by-laws (or comparable constituent documents) or any order of any court or regulatory body and will not result in the breach of, or constitute a default, or require any consent, under any agreement, instrument or document to which it is a party or by which it or any of its property may be bound or affected;

     (iv) all authorizations, consents, approvals, and licenses of, all filings or registrations with and all actions by any governmental authority necessary for the validity or enforceability of the obligations of ZWP under this Agreement have been obtained and no other approvals or other authorizations are required in connection herewith; and

     (v) ZWP has fully reviewed the terms of the Power Purchase Agreements and has independently and without reliance upon PAMC and based on such documents and information as ZWP has deemed appropriate made its own decision to enter into this Agreement.

     Section 7. Further Assurances. PAMC and ZWP hereby agree to execute and
                ------------------
deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transaction contemplated by this Agreement.

     Section 8. Expenses. Each party hereto shall bear its own expenses in
                --------
connection with the execution, delivery and performance of this Agreement.

     Section 9. Miscellaneous.
                -------------

     (a) Notices. All notices or other communications required or permitted
         -------
hereunder or by law shall, unless otherwise provided herein, be in writing, shall be personally delivered, sent by facsimile, or sent by registered, certified, or express mail, and deposited in the mail with the postage prepaid, addressed to PAMC or ZWP at the addresses set forth below. Notices mailed as provided herein shall be deemed received on the third business day following the mailing day. Notice of change of address shall be given by written notice in the manner detailed in this Section 9(a).
                        ------------

     (b) Amendment, Modification or Waiver. No amendment, modification or waiver
         ---------------------------------
of any provision of this Agreement may be binding upon either party without the written consent of such party.

     (c) Successors and Assigns. This Agreement shall be binding upon and inure
         ----------------------
to the benefit of the parties hereto and their respective successors and permitted assigns.

     (d) Assignments. Neither party hereto may assign any of its rights or
         -----------
obligations hereunder without the prior written consent of the other party.


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

     (e) Captions. The captions and section headings appearing herein are
         --------
included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

     (f) Counterparts. This Agreement may be executed in any number of
         ------------
counterparts, each of which shall constitute one and the same instrument, and each of the parties hereto may execute his Agreement by signing any such counterpart.

     (g) GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA. EACH OF THE PARTIES HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE CENTRAL DISTRICT OF CALIFORNIA AND OF ANY CALIFORNIA STATE COURT SITTING IN LOS ANGELES, CALIFORNIA FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     (h) Liability for Losses or Damages. No party shall be liable for lost or
         -------------------------------
prospective profits or any other special, punitive, exemplary, consequential, incidental, or indirect losses or damages (in tort, contract or otherwise) under or in respect of this Agreement.

     (i) Severability. Any provision of this Agreement held to be invalid,
         ------------
illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provision hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.


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


     IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.





NOTICE ADDRESS:                                 Zond Windsystem Partners I, a
--------------                                  California limited partnership

Zond PanAero Windsystem Partners I,
c/o Enron Wind LLC
1221 Lamar Street
Suite 1600                                      By: Zond Windsystem Management
Houston, TX 77010                               LLC, its general partner


                                                By:  /s/ Eric Gadd
                                                     ---------------------------

                                                Name: Eric Gadd

                                                Title: President and Chief
                                                       Executive Officer








NOTICE ADDRESS:                                 PAMC Management Corporation
--------------                                  Colorado corporation

PAMC Management Corporation
P.O. Box 240                                    By:   /s/ Robert Keeley
795 Eagle Peak Circle                                 --------------------------
Hillside, CO 81232
                                                Name: Robert Keeley

                                                Title: President





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